DREYFUS PREMIER MANAGER FUNDS I
DREYFUS PREMIER S&P STARS FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER S&P STARS OPPORTUNITIES FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER INTRINSIC VALUE FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER ALPHA GROWTH FUND
(Class A, Class B, Class C, Class R and Class T Shares)

STATEMENT OF ADDITIONAL INFORMATION
AUGUST 1, 2005
AS REVISED AUGUST 17, 2005

     This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the relevant current Prospectus dated August 1, 2005 of Dreyfus Premier S&P STARS Fund, Dreyfus Premier S&P STARS Opportunities Fund, Dreyfus Premier Intrinsic Value Fund, and Dreyfus Premier Alpha Growth Fund, each a separate series (each, a "Fund," and collectively, the "Funds") of Dreyfus Premier Manager Funds I (the "Company"), as each Prospectus may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please call your financial adviser, or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-554-4611.

     Each Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

DESCRIPTION OF THE COMPANY AND FUNDS

     The Company is a Massachusetts business trust that commenced operations upon the reorganization of series of The Bear Stearns Funds (the "Predecessor Fund") on May 1, 2004. Each Fund is a separate series of the Company, an open-end management investment company, known as a mutual fund. Dreyfus Premier Intrinsic Value Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Each other Fund is non-diversified, which means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

     The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as each Fund's investment adviser. The Manager has engaged Bear Stearns Asset Management Inc. (the "Sub-Adviser") or "BSAM" to serve as sub-investment adviser to the Dreyfus Premier S&P STARS Fund, Dreyfus Premier Alpha Growth Fund and Dreyfus Premier Intrinsic Value Fund and provide day-to-day management of such Fund's investments, subject to the supervision of the Manager. The Manager and Sub-Adviser are referred to collectively as the "Advisers."

Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities

     The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

     Common and Preferred Stocks. (All Funds) Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decrease in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

     Corporate Debt Securities. (All Funds) Corporate debt securities include corporate bonds, debentures, notes and other similar instruments. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities. Dreyfus Premier Intrinsic Value Fund and Dreyfus Premier Alpha Growth Portfolio each may invest up to 15% and 10%, respectively, of its total assets in such securities.

     Variable and Floating Rate Securities. (All Funds) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     A Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.

     A Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

     Convertible Securities. (All Funds, except Dreyfus Premier Alpha Growth Fund) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Dreyfus Premier Intrinsic Value Fund may invest in convertible debt securities that are rated no lower than BBB by Standard & Poor's Ratings Services or Fitch Inc. or Baa by Moody's Investors Service, Inc., or if unrated, determined to be of comparable quality by the Advisers.

     Warrants. (All Funds) A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. Each Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     Zero Coupon, Pay-in-Kind and Step-up Securities. (All Funds) Each Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Each Fund may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds. Each Fund also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends,

Distributions and Taxes."

     Inflation-Indexed Bonds. (All Funds) Each Fund may invest in inflation-indexed bonds, such as Treasury Inflation-Protection Securities ("TIPS"), which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Each Fund also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     U.S. Government Securities. (All Funds) Each Fund may invest in U.S. Treasury securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S.

Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Funding Agreements. (All Funds) Each Fund may invest in funding agreements (sometimes referred to as Guaranteed Interest Contracts or "GICs") of insurance companies. In such cases, the Fund contributes cash to a deposit fund of the insurance company's general account, and the insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index. All funding agreements will provide that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund that are not readily marketable, will not exceed 15% of the Fund's net assets. In determining dollar-weighted average portfolio maturity, all funding agreements will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

     Real Estate Investment Trusts (REITs). (All Funds) A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, that meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate-level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

     REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

     Depositary Receipts. (All Funds) Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts and shares. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

     These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Bank Obligations. (All Funds) Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic and savings and loan associations and other banking institutions. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

     Commercial Paper and Other Short-Term Corporate Obligations. (All Funds) Each Fund may invest in commercial paper and other short-term obligations, including floating and variable rate demand obligations. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds may consist of U.S. dollar-denominated obligations of domestic issuers, or (except for Dreyfus Premier Alpha Growth Fund) foreign currency-denominated obligations of domestic or foreign issuers. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Variable rate demand notes include variable amount master demand notes, which are obligations that permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, a Fund may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, the Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Fund may invest in them only if at the time of investment the borrower meets the criteria that the Company's Board has established.

     Investment Companies. (All Funds) Each Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds described below. Under the 1940 Act, a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. Each Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

     Exchange-Traded Funds. (All Funds) Each Fund may invest in shares of exchange-traded funds (collectively, "ETFs"), which are designed to provide investment results corresponding to a securities index. These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"). ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component stocks of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

     The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Thus, investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

     Illiquid Securities. (All Funds) Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

     Money Market Instruments. (All Funds) Each Fund may invest in money market instruments. Dreyfus Premier S&P STARS Fund and Dreyfus Premier Intrinsic Value Fund each may invest up to 15% of the value of its assets and Dreyfus Premier S&P STARS Opportunities Fund may invest up to 20% of the value of its assets in money market instruments. When the Advisers determine that adverse market conditions exist, a Fund may adopt a temporary defensive position and hold cash (U.S. dollars) or invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. Each Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

     Repurchase Agreements. (All Funds) For the purposes of maintaining liquidity and achieving income, a Fund may enter into repurchase agreements with domestic commercial banks or registered broker-dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Investment Techniques

     The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

     Borrowing Money. (All Funds) Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging as described below. While borrowings for temporary or emergency purposes exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

     Leverage. (All Funds) Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. These borrowings will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Lending Portfolio Securities. (All Funds) Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

     Derivatives. (All Funds) Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments in which the Funds (as indicated) may invest include options contracts, futures contracts, options on futures contracts, structured notes, and swap agreements.

Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

     If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Neither the Company nor any of the Funds will be a commodity pool. In addition, as a registered investment company, the Company has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility for an exclusion from the definition of commodity pool operator and, therefore, neither the Company nor any Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Transactions—In General. (All Funds) A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. To the extent described in its Prospectus and this SAI, a Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, commodities, and security or commodity indexes. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

     Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

     Each Fund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities that are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Fund that could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by a Fund also is subject to the ability of the Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. In addition to entering into futures contracts for the purchase or sale of securities, each Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     A Fund may also purchase and write covered straddles on interest rate, foreign currency or bond index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract where the exercise price of the put option is less than the exercise price of the call option.

Credit Derivatives. Dreyfus Premier Intrinsic Value Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Swaps, Caps, Floors and Collars. Dreyfus Premier Intrinsic Value Fund may engage in swaps. The Fund may enter into currency swaps, index swaps and interest rate swaps, caps, floors and collars. The Fund may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Fund may enter into index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeded a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     The Fund will enter into interest rate and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and index swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate or index swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate or index swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets; the Sub-Adviser believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

     The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Sub-Adviser. If there is a default by the other party to a swap transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

Options--In General. (All Funds) Each Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or securities indices listed on national securities exchanges or traded in the over-the-counter market. An option on a securities index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the securities index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing securities index options will depend upon price movements in the level of the index rather than the price of a particular security.

     Each Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     Each Fund (other than Dreyfus Premier Alpha Growth Fund) may purchase and write covered straddles on securities or bond indices. A long straddle is a combination of a call and put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.

     Each Fund may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Each Fund may engage in option "spread" strategies on individual securities or indices. Generally, these strategies are designed to hedge or partially hedge against potential decreases in the prices of portfolio securities, or potential increases in the price of securities a Fund anticipates purchasing.

     Successful use by a Fund of options and options on futures will be subject to the ability of the Advisers to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates, as applicable. To the extent the predictions of the Advisers are incorrect, the Fund may incur losses.

Structured Notes and Other Hybrid Instruments. (All Funds) Structured notes are derivative debt securities or other securities, the interest rate or principal of which is determined by an unrelated indicator, and include indexed securities. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund. These notes may be issued by banks, brokerage firms, insurance companies and other financial institutions.

     A hybrid instrument can combine the characteristics of securities, commodities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

     Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

     Future Developments. (All Funds) Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this SAI.

     Short-Selling. (All Funds) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. Dreyfus Premier Alpha Growth Fund intends to limit any short selling to short sales against the box.

     Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

     At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

     Until a Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Forward Commitments. (All Funds) Each Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. A Fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

     Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

     Foreign Currency Transactions. (All Funds, except Dreyfus Premier Alpha Growth Fund) A Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

     Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund's success in these transactions will depend principally on the ability of the Advisers to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

     Additional Information About the Investment Strategies of Dreyfus Premier S&P STARS Fund and Dreyfus Premier S&P STARS Opportunities Fund. Under normal circumstances, each of Dreyfus Premier S&P STARS Fund and Dreyfus Premier S&P STARS Opportunities Fund (collectively, the "STARS Funds") will invest at least 80% of its net assets in securities with any STARS ranking at the time of purchase. For purposes of this policy, "net assets" includes any borrowings for investment purposes. As described in the relevant Prospectus, the principal strategy of each of Dreyfus Premier S&P STARS Fund and Dreyfus Premier S&P STARS Opportunities Fund is to invest at least 85% and 75%, respectively, of its total assets in securities ranked five- or four-STARS at the time of purchase, or to sell short securities ranked one- or two-STARS at the time of short sale. The remaining 15% and 25% of the assets of Dreyfus Premier S&P STARS Fund and Dreyfus Premier S&P STARS Opportunities Fund, respectively, may be invested in securities without regard to rankings by S&P (the "Remainder").

     Generally, STARS rankings of securities are determined "at their time of purchase" or "at their time of short sale" based upon STARS rankings as of the close of business on the day prior to the trade date. Compliance with the STARS rankings for purposes of the Remainder test is measured on any given day without giving effect to securities transactions executed on that day. Securities transactions executed on any given day are given effect for purposes of the Remainder test on the start of the following day. Cash and cash equivalents are counted as part of a STARS Fund's total assets, but do not count as part of the Remainder for purposes of determining compliance.

     The Remainder includes securities that are ranked below four-STARS at the time of purchase, and securities sold short that are ranked above two-STARS at the time of sale. Once the Remainder is full, a STARS Fund cannot continue to purchase non five- or four-STARS ranked securities, or sell short non one- or two-STARS ranked securities, unless under one of the following two exceptions. First, if a STARS Fund buys a five- or four-STARS ranked stock that

S&P later downgrades to a three-STARS ranking, that stock is not included in the Remainder, the STARS Fund may continue to hold that stock, and, going forward, may purchase more shares of that stock, without regard to the 15% limitation as long as it is ranked three-STARS. Second, if a STARS Fund has sold short a one- or two-STARS ranked stock that is later upgraded to three-STARS, that stock is not included in the Remainder. The Fund may continue to maintain its short position in that stock and, going forward, may sell short more shares of that stock, without regard to the Remainder limitation as long as it is ranked three-STARS.

     Under certain circumstances, a STARS Fund's holdings of securities ranked three-STARS (or less) and/or short positions in securities ranked three-STARS (or more) can exceed the Remainder without being a violation of the Remainder test. These circumstances include:

  situations when the Remainder is exceeded because of changes in net assets due to market appreciation, depreciation or share redemptions;
  situations when S&P downgrades a stock to three-STARS or below;
  situations when S&P upgrades a stock that the STARS Fund has sold short to three-STARS or higher; and
  situations when, by a corporate action, a five- or four-STARS stock (or three-STARS stock that was previously ranked five- or four-STARS while held by the STARS
  Fund) is split or spun off into two or more stocks ranked below three-STARS, or unranked.

     In each of these situations, however, if the Remainder is full or overflowing, the STARS Fund cannot buy additional non five- or four-STARS ranked stock, or sell short non one- or two STARS ranked stock, except under the two exceptions described above.

     If S&P upgrades a stock that a STARS Fund owns to five- or four-STARS, that stock is considered to be a five- or four-STARS stock for all purposes. For example, if a STARS Fund has invested 4% of its assets in a stock ranked three-STARS, and if S&P upgrades the stock to four-STARS, that stock is no longer counted in the Remainder. Moreover, if S&P upgrades a three-STARS stock to a four-STARS stock, and later downgrades it to a three-STARS stock, the STARS Fund may continue to own and purchase more shares of that stock under the first exception described above. Similarly, if S&P downgrades a security that a STARS Fund has sold short to one- or two-STARS, that stock is considered to be a one- or two-STARS stock for all purposes, and is not counted in the Remainder.

     As described in the relevant Prospectus, neither STARS Fund is required to sell a security whose S&P STARS ranking has been downgraded and the STARS Fund may purchase additional shares of a three-STARS security that was ranked five- or four-STARS at the time it was initially purchased. If the S&P STARS ranking of that security is downgraded to three-STARS or less, however, that security is counted toward the Remainder.

     Similarly, neither STARS Fund need buy back a one- or two-STARS security it has sold short if the STARS ranking of the security is upgraded and the STARS Fund may sell short additional shares of a three-STARS security that was ranked one- or two-STARS at the time of the initial short sale. If the S&P STARS ranking of that security is upgraded to three or more STARS, however, new short sales of that security are counted toward the Remainder.

     At any time that a STARS Fund's holdings of securities ranked three-STARS (or less) and/or short positions in securities ranked three-STARS (or more) exceed 15% of its total assets, the Fund may not acquire or sell short additional shares of such securities until the amount so invested declines below the Remainder.

     S&P introduced STARS in January 1987. As of July 15, 2005, each STARS category consisted of approximately the number of stocks shown below. Rankings may change frequently as S&P analysts evaluate developments affecting individual securities and the markets.

Approximate
STARS Category	Number of Stocks*

Five-STARS	116

Four-STARS	338

Three-STARS	914

Two-STARS	165

One-STARS	32

* as of July 15, 2005

To evaluate the performance of stocks in the various categories, and thus the performance of its analysts, STARS initially gives equal weight by dollar amount to each stock, does not rebalance the portfolio based on changes in values or rankings and does not reflect dividends or transaction costs. While the performance of S&P STARS categories cannot be used to predict actual results, S&P believes it is useful in evaluating its analysts. The pool of S&P analysts changes and their past performance does not necessarily predict future results of the S&P STARS-ranked stocks or either STARS Fund. From January 1, 1987 through April 30, 2005:

  The S&P 500 Index (measured on a total return basis, without dividend reinvestment) increased by 377.7%. During this period, the average dividend yield of securities included in the S&P 500 Index was 2.2% and the average dividend yield of five- STARS stocks was 1.4%.
  The ranked stocks experienced the following changes in value:

STARS Category	Percentage change
in value

Five-STARS	1412.70%

Four-STARS	659.72%

Three-STARS	452.74%

Two-STARS	275.28%

One-STARS	1.65%

The returns above are those of the STARS categories indicated and not those of either STARS Fund. You should bear in mind that this information means only that, over the long-term, five-STARS stocks have significantly outperformed lower-ranked stocks and that one-STARS stocks have significantly underperformed the higher-ranked stocks. Performance of any STARS category is not indicative of the future returns of either STARS Fund. You should not use this information to predict whether past results will occur in the future or the actual performance of a particular category.

STARS' performance has been more volatile than that of conventional indices such as the Dow Jones Industrial Average and the S&P 500 Index. In addition, the performance of five- and four-STARS and one- and two-STARS stocks has not borne a consistent relationship to each other or to the performance of the S&P 500 Index, as shown below. Both STARS Funds are actively managed and their performance will depend primarily on the Advisers' investment decisions. There is no guarantee that either STARS Fund will achieve its investment objective or outperform its benchmark index. Both STARS Funds will incur transaction and other costs, including management and distribution fees.

     "Standard & Poor's®," "S&P®" and "STARS®" are trademarks of Standard & Poor's and have been licensed for use for the STARS Funds. Neither STARS Fund is sponsored, managed, advised, sold or promoted by S&P.

Certain Investment Considerations and Risks

     Equity Securities. (All Funds) Under normal circumstances, Dreyfus Premier S&P STARS Fund and Dreyfus Premier Intrinsic Value Fund each will invest at least 85% of its total assets and Dreyfus Premier Alpha Growth Fund and Dreyfus Premier S&P STARS

Opportunities Fund will each invest at least 90% and 80%, respectively, of its total assets in equity securities. Equity securities, including common stocks, and certain preferred stocks, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

     Each Fund may purchase equity securities of small capitalization companies. The stock prices of these companies may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. A Fund, together with other investment companies advised by the Advisers and their respective affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the Fund's ability to dispose of some or all of its position should it desire to do so.

     Dreyfus Premier Alpha Growth Fund may purchase securities of companies that have no earnings or have experienced losses. The Fund generally will make these investments based on a belief that actual anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

     Dreyfus Premier S&P STARS Opportunities Fund, Dreyfus Premier Alpha Growth Fund and Dreyfus Premier Intrinsic Value Fund may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. ("NASD") apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

     Each Fund may invest in securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or canceled.

     Fixed-Income Securities. (All Funds) Each Fund may invest in fixed-income securities, such as bonds, notes, Eurodollar securities and other debt obligations issued by the U.S. government, its agencies, authorities and sponsored enterprises, foreign governments and their political subdivisions, and corporate issuers located in or doing business in foreign countries. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Dreyfus Premier S&P STARS Fund and Dreyfus Premier Intrinsic Value Fund each may invest up to 15%, and Dreyfus Premier Alpha Growth Fund and Dreyfus Premier S&P STARS Opportunities Fund each may invest up to 10% and 20%, respectively, of the Fund's assets in fixed-income securities. See "Appendix" for a general description of the Rating Agencies' ratings.

     Foreign Securities. (All Funds, except Dreyfus Premier Alpha Growth Fund) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because evidences of ownership of foreign securities usually are held outside the United States, the Fund will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value on days when investors have no access to the Fund.

     Dreyfus Premier S&P STARS Fund and Dreyfus Premier S&P STARS Opportunities Fund may invest in the securities of issuers located in countries that are considered to be emerging or developing by the World Bank, the International Finance Corporation or the United Nations and its authorities. Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

     Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

     Simultaneous Investments. (All Funds) Investment decisions for the Funds are made independently from those of other investment companies or accounts advised by the Manager and Sub-Adviser. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. The Fund, together with other investment companies or accounts advised by the Advisers and their affiliates, may own significant positions in portfolio companies that, depending on market conditions, may affect adversely the Fund's ability to dispose of some or all of its positions should it desire to do so.

Investment Restrictions

     Under normal circumstances, Dreyfus Premier S&P STARS Fund and Dreyfus Premier S&P STARS Opportunities Fund each invests at least 80% of its net assets (plus borrowings for investment purposes) in securities with any STARS ranking at the time of purchase. Each such Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets.

     Each Fund's investment objective is a fundamental policy, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding shares. In addition, each Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, and Dreyfus Premier Intrinsic Value Fund also has adopted investment restrictions numbered 13 and 14 as additional fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. No Fund may:

     1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the Securities and Exchange Commission.

     2. Invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swaps and other derivatives.

     3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     5. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the Securities and Exchange Commission. For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

     6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7. Issue any senior security (as such term is defined in Section 18(f) of the

1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. For purposes of this Investment Restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

     8. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Investment Restriction.

     9. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views. This restriction has been adopted with respect to Dreyfus Premier Intrinsic Value Fund only.

     10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

     The following investment restrictions numbered 13 and 14 are fundamental and apply to only Dreyfus Premier Intrinsic Value Fund. Dreyfus Premier Intrinsic Value Fund may not:

     13. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

     14. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 4, however, if borrowings exceed 33-1/3% of the value of a Fund's total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

     The Company and the Manager have received an exemptive order from the Securities and Exchange Commission, which, among other things, permits each Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of limitations imposed by the 1940 Act.

MANAGEMENT OF THE COMPANY AND FUNDS

     The Company's Board is responsible for the management and supervision of each Fund, and approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
Bear Stearns Asset Management Inc	Sub-Adviser
Dreyfus Service Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
Mellon Bank, N.A	Custodian

Board Members of the Company[1]

Board members of the Company, together with information as to their positions with the

Company, principal occupations and other board memberships and affiliations, are shown below.

Name (Age)
Position with Company	Principal Occupation	Other Board Memberships and
(Since)	During Past 5 Years	Affiliations

Joseph S. DiMartino (61)	Corporate Director and	The Muscular Dystrophy Association,
Chairman of the Board	Trustee	Director
(2003)		Levcor International, Inc., an apparel
fabric processor, Director
Century Business Services, Inc., a
provider of outsourcing functions for
small and medium size companies,
Director
The Newark Group, a provider of a
national market of paper recovery
facilities, paperboard mills and
paperboard converting plants,
Director
Azimuth Trust, an institutional asset
management firm, Member of Board
of Managers and Advisory Board
David P. Feldman (65)	Corporate Director and	BBH Mutual Funds Group (11 funds),
Board Member (2003)	Trustee	Director

The Jeffrey Company, a private
investment company, Director
QMED, a medical device company,
Director
Ehud Houminer (64)	Executive-in-Residence	Avnet Inc., an electronics distributor,
Board Member (2003)	at the Columbia	Director
	Business School,	International Advisory Board to the

1 None of the Board members are "interested persons" of the Company, as defined in the 1940 Act.

Name (Age)
Position with Company	Principal Occupation	Other Board Memberships and
(Since)	During Past 5 Years	Affiliations

	Columbia University;	MBA Program School of
	Principal of Lear,	Management, Ben Gurion
	Yavitz and	University, Chairman
	Associates, a	Explore Charter School, Brooklyn,
	management	NY Chairman
consulting firm from
1996 to 2001
Gloria Messinger (75)	Arbitrator for American	Yale Law School Fund, Director
Board Member (2003)	Arbitration	Theater for a New Audience, Inc.,
	Association and	Director
	National Association	New York Women's Agenda Music
	of Securities Dealers,	Performance Trust Fund, Director
	Inc.	Brooklyn Philharmonic, Director
Consultant in
Intellectual Property
T. John Szarkowski (79)	Consultant in	Photography Department at The
Board Member (2003)	Photography	Museum of Modern Art, Director
Emeritus
Anne Wexler (75)	Chairman of the	Wilshire Mutual Funds (5 funds),
Board Member (2003)	Wexler Group,	Director
	consultants	Methanex Corporation, a methanol
	specializing in	production company, Director
	government relations	Member of the Council of Foreign
	and public affairs	Relations
Member of the National Park
Foundation

     Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Company's accounting and financial reporting processes and the audits of the Funds’ financial statements and (ii) to assist in the Board’s oversight of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements and the independent auditor’s qualifications, independence and performance. The Company’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Funds and their shareholders. The nominating committee will consider recommendation for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Company also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. The Company’s audit committee met four times, and the nominating and compensation committees each met once during the fiscal year ended March 31, 2005. The pricing committee did not meet during the fiscal year ended March 31, 2005.

     The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2004.

Dreyfus Premier
	Dreyfus Premier Alpha	Intrinsic Value
Name of Board Member	Growth Fund	Fund

Joseph S. DiMartino	None	None
David P. Feldman	None	None
Ehud Houminer	None	None
Gloria Messinger	None	None
T. John Szarkowski	None	None
Anne Wexler	None	None

Aggregate Holding of
		Dreyfus Premier	Funds in the Dreyfus
	Dreyfus	S&P STARS	Family of Funds for
	Premier S&P	Opportunities	which Responsible as a
Name of Board Member	STARS Fund	Fund	Board Member

Joseph S. DiMartino	None	None	Over $100,000
David P. Feldman	None	None	Over $100,000
Ehud Houminer	None	None	Over $100,000
Gloria Messinger	None	None	Over $100,000
T. John Szarkowski	None	None	$10,001 - $50,000
Anne Wexler	None	None	None

     As of December 31, 2004, none of the Board members or their immediate family members owned securities of the Manager, the Sub-Adviser, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Sub-Adviser or the Distributor.

     The Company currently pays its Board members an annual retainer of $25,000 and a fee of $4,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and five other funds (comprised of nineteen portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member for the fiscal year ended March 31, 2005, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2004, were as follows:

		Total Compensation From the
	Aggregate Compensation	Company and Fund Complex
Name of Board Member	From the Company*	Paid to Board Member(**)

Joseph S. DiMartino	$8,639	$874,125 (193)
David P. Feldman***	$7,290	$185,000 (58)
Ehud Houminer	$6,210	$93,000 (36)
Gloria Messinger	$6,905	$49,500 (25)
T. John Szarkowski	$6,193	$45,500 (25)
Anne Wexler	$6,905	$104,000 (36)

John Fraser****	$2,013	$32,500 (47)

* Amount does not include reimbursed expenses for attending Board meetings, which is amounted to $6,816 for all
Board members as a group.
** Represents the number of separate portfolios comprising the investment companies in the
Fund Complex, including the
Funds, for which the Board member serves.
*** Amounts include compensation received in connection with serving on a special Committee of Representative Board
Members of the funds in the Dreyfus Fund Complex in connection with the adoption of the
Company’s Compliance Program.
**** Director Emeritus.

Officers of the Company

STEPHEN E. CANTER, President since June 2003. Chair of the Board, Chief Executive Officer, and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a

Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since June 2003. Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January

2000.

MARK N. JACOBS, Vice President since June 2003. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

JEFF PRUSNOFSKY, Secretary since June 2003. Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 88 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October

1990.

MICHAEL A. ROSENBERG, Assistant Secretary since June 2003. Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since June 2003. Assistant Secretary and Associate General Counsel of the Manager, and an officer of 81 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since June 2003. Director-Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, Assistant Treasurer since June 2003. Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

ROBERT S. ROBOL, Assistant Treasurer since June 2003. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 38 investment companies (comprised of 83 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since June 2003. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 27 investment companies (comprised of 108 portfolios) managed by the Manager. He is 37 years old and has been an employee of the

Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since June 2003. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.

In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

     The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Company’s Board members and officers, as a group, owned less than 1% of each Fund’s shares outstanding on July 15, 2005. See “Information About the Company and Funds” for a list of shareholders known by the Company to own of record 5% or more of a Fund’s outstanding voting securities as of July 15, 2005.

MANAGEMENT ARRANGEMENTS

     Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

     The Manager supervises investment management of the Fund pursuant to a Management Agreement (the "Agreement") between the Company and the Manager. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chair of the Board, Chief Executive Officer, and Chief Operating Officer; Thomas F. Eggers, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chair and a director; J. Charles Cardona, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; J. David Officer, Vice Chair and a director; Ronald P. O'Hanley III, Vice Chair and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Lisa A. Fox, Vice President – Human Resources; Anthony Mayo, Vice President – Information Systems; Theodore A. Schachar, Vice President—Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer, James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

     The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Company. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Sub-Investment Adviser. The Sub-Adviser provides investment advisory assistance and day-to-day management of the investments of each of Dreyfus Premier S&P STARS Fund, Dreyfus Premier Alpha Growth Fund and Dreyfus Premier Intrinsic Value Fund pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Adviser and the Manager. As to each of these Funds, the Sub-Advisory Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each of these Funds, the Sub-Advisory Agreement is terminable without penalty (i) by the Manager on 60 days' notice, (ii) by the Company's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by the Sub-Adviser on not less than 90 days' notice. The Sub-Advisory Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

     The Sub-Adviser is a wholly-owned subsidiary of The Bear Stearns Companies Inc. ("Bear Stearns"). The following individuals are directors and/or senior officers of the Sub-Adviser: Richard A. Marin, Chairman of the Board Chief Executive Officer, President, and Senior Managing Director; Stephen A. Bornstein, General Counsel, Executive Vice President and Managing Director; Michael E. Guarasci, Director, Chief Operating Officer and Senior Managing Director; John W. Geissinger, Director, Chief Investment Officer, and Senior Managing Director; Jay Alan Kirshenbaum, Chief Financial Officer and Managing Director; and Lawrence Lafer, Secretary, Chief Compliance Officer and Managing Director.

     Portfolio Management. The Manager manages each Fund's portfolio of investments in accordance with the stated polices of the Fund, subject to the approval of the Company's Board. The Sub-Adviser provides day-to-day management of the investments of Dreyfus Premier S&P STARS Fund, Dreyfus Premier Alpha Growth Fund and Dreyfus Premier Intrinsic Value Fund, in accordance with the stated policies of such Funds, subject to the supervision of the Manager and the Company's Board. Each Fund's Adviser is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Company's Board to execute purchases and sales of securities for the relevant Fund. The primary portfolio managers for Dreyfus Premier Intrinsic Value Fund are James G. McCluskey and Jeffrey Simon; the primary portfolio manager for Dreyfus Premier Alpha Growth Fund is James P. O'Shaughnessy; the primary portfolio manager for Dreyfus Premier S&P STARS Fund is Robert S. Natale; and the primary portfolio manager for Dreyfus Premier S&P STARS Opportunities Fund is Fred A. Kuehndorf. The Manager and the Sub-Adviser also maintain research departments with professional staffs of portfolio managers and securities analysts who provide research services for the Funds and other funds advised by the Manager and the Sub-Adviser.

Portfolio Management Compensation (Dreyfus Premier Alpha Growth, Dreyfus Premier S&P STARS Fund, and Dreyfus Premier Intrinsic Value Fund) The competitive compensation offered by Bear Stearns and the firm’s focus on the career development of its employees at all levels reflects the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, and the ability to participate in long-term incentive compensation plans. Portfolio managers are compensated by BSAM or its affiliates and not by the Funds.

     Portfolio managers receive a market-based salary which accounts for the portfolio manager’s position and level of responsibilities at the firm.

     In addition to base compensation, portfolio managers may receive discretionary bonus compensation, which can be a substantial portion of their total compensation. Discretionary compensation can include a discretionary cash bonus which is comprised of three key factors including respective portfolio performance (the investment performance of the firm’s assets under management, fund growth and gains in the market, performance by the portfolio manger relative to predetermined benchmarks), individual qualitative performance, and BSAM’s and Bear Stearns’ financial performance, as measured by revenues or pre-tax income.

     More specifically, individual qualitative performance is based on the evaluation of the Chief Investment Officer of the portfolio manager’s results in areas such as marketing contribution, new product development, performance on key assignments, team leadership and people management, methodology enhancements, and support to colleagues. The Chief Investment Officer may also consider additional qualitative factors at his discretion, to ensure that the portfolio manager is evaluated and rewarded at a level consistent with his/her contribution.

     Additionally, portfolio managers may also be eligible for the long-term incentive compensation plans described below:

     Incentive Compensation Plan for Senior Managing Directors. The incentive stock-based plan consists of stock options granted pursuant to the Stock Award Plan, and CAP units granted pursuant to the Capital Accumulation Plan (“CAP”).

     Bear Stearns delivers part of the total compensation in the form of 10-year stock options of Bear Stearns common stock. The stock options cliff-vest after a period of three years and have various provisions for separating employees based on the individual circumstances.

     Bear Stearns also delivers a portion of the long-term incentives in the form of CAP units which provide long-term capital appreciation tied to Bear Stearns' financial and stock price performance. The CAP units vest over a three year period. The units also include an earnings adjustment feature, which provides for additional CAP units to be awarded each year based on the level of Bear Stearns' earnings. As with the Stock Option Awards, the CAP units will have various provisions for separating employees based on the individual circumstances.

     Senior portfolio managers who perform additional management functions within Bear Stearns may receive additional compensation for performing such duties. The Bear Stearns’ compensation programs are structured in such a way that key professionals benefit from remaining engaged with Bear Stearns and managing responsibilities that suit their skill base and add value to the business. The Bear Stearns’ Management & Compensation Committee has final determination with regard to all compensation matters for firm employees.

Portfolio Management Compensation (Dreyfus Premier S&P STARS Opportunities Fund) Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The Fund’s portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: Fund performance (approximately 60%), individual qualitative performance

(approximately 20%) and Dreyfus financial performance as measured by Dreyfus’ pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in Mellon restricted stock.

     Portfolio performance is measured by the one-year performance (weighted 40%) and three-year performance (weighted 60%) of all of the portfolio manager’s accounts relative to the return of the appropriate Lipper peer group. The portfolio manager’s performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

     Individual qualitative performance is based on Dreyfus’ Chief Investment Officer’s evaluation of the portfolio manager’s performance based on any combination of the following: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

     Portfolio managers are also eligible for Dreyfus’ Long Term Incentive Plan. Under that plan, cash and/or Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the Mellon organization.

The following table lists the number and types of other accounts advised by each Fund’s primary portfolio manager and assets under management in those accounts as of March 31, 2005:

	Registered
	Investment
	Company	Assets	Pooled		Other	Assets
Portfolio	Accounts	Managed	Accounts	Assets	Account	Managed
Manager				Managed	s
James G.	None	-	None	-	103	$5,720,016,1
						72
Robert Natale	None	-	None	-	11	$98,821,389

James P.	1	$92,081,709	4	$1,462,484,08	1,353	$1,305,009,4
O’Shaughnessy				4		09

Fred A.	2	$81,697.6	12	$543,730,808	2	$50,962,806
Kuehndorf

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by each primary portfolio manager are as follows as of the end of the Fund’s fiscal year:

Dollar Range of Fund
Portfolio Manager	Fund Name	Shares Beneficially Owned
James G. McCluskey	Dreyfus Premier Intrinsic Value	$100,00 to $500,000

Fund
Jeffrey Simon	Dreyfus Premier Intrinsic Value	None
Fund
Robert Natale	Dreyfus Premier S&P STARS	$100,00 to $500,000
Fund
James P.	Dreyfus Premier Alpha Growth	$50,000 to $100,000
O’Shaughnessy	Fund

Fred A. Kuehndorf	Dreyfus Premier S&P STARS	None
Opportunities Fund

Portfolio managers at Dreyfus and BSAM may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus’ or BSAM’s management of the relevant Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus or BSAM, as the case may be, may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ or BSAM’s overall allocation of securities in that offering, or to increase Dreyfus or BSAM’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus or BSAM may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the relevant Fund, that they are managing on behalf of Dreyfus or BSAM. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus or BSAM could be viewed as having a conflict of interest to the extent that they or their affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Funds. For these or other reasons, a portfolio manager may purchase different securities for Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Dreyfus’ and BSAM’s goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly. Dreyfus and BSAM have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that they believe address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus and BSAM monitor a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the Dreyfus and BSAM Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus and BSAM periodically review the performance of the portfolio managers.

     Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Funds. The Manager has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon or its affiliates may possess with respect to such issuers.

     The involvement of the Sub-Adviser and its affiliates in the management of, or their interests in, other accounts and other activities of the Sub-Adviser and its affiliates may present conflicts of interest with respect to the Funds for which the Sub-Adviser advises or limit such Fund's investment activities. The Sub-Adviser and its affiliates engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. The Sub-Adviser and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Funds. The results of the Funds' investment activities, therefore, may differ from those of the Sub-Adviser and its affiliates and it is possible that the Funds could sustain losses during periods in which the Sub-Adviser and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Funds' activities may be limited because of regulatory restrictions applicable to the Sub-Adviser and its affiliates, and/or their internal policies designed to comply with such restrictions.

     The Company, the Manager, the Sub-Adviser and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by the Funds. The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     In approving the Management Agreement and Sub-Advisory Agreement as to each Fund, as applicable, the Board considered a number of factors, including the nature, extent and quality of the services provided by the Manager and the Sub-Adviser; the investment philosophy and investment approach applied to the Fund by the Manager and the Sub-Adviser; the investment management expertise of the Manager and the Sub-Adviser in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager and the Sub-Adviser; the Fund's performance history and the management fees paid to the Manager and the Sub-Adviser relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's and Sub-Adviser's costs of providing services under the Agreement and Sub-Advisory Agreement, respectively; the relationship between the fees payable to the Manager and Sub-Adviser under the Management Agreement and Sub-Advisory Agreement and the Funds' Distribution Plan; and ancillary benefits the Manager and the Sub-Adviser may receive from their respective relationship with the Company.

     Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager or Sub-Adviser. The expenses borne by the Company include, without limitation: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or the Sub-Adviser or their affiliates, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, license fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Class A, Class B, Class C and Class T shares of the Fund are subject to an annual shareholder service fee and Class B, Class C and Class T shares of the Fund are subject to an annual distribution fee. See "Distribution Plan and Shareholder Service Plan." Expenses attributable to a Fund are charged against the assets of the Fund; other expenses of the Company are allocated among the Company's funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each fund.

     As compensation for the Manager's services, each Fund has agreed to pay the Manager a monthly management fee at the annual rate set forth below as a percentage of the indicated Fund's average daily net assets:

Name of Fund	Management Fee
Dreyfus Premier S&P STARS Fund	0.70%
Dreyfus Premier S&P STARS Opportunities Fund	0.70%
Dreyfus Premier Intrinsic Value Fund	0.75%
Dreyfus Premier Alpha Growth Fund	0.75%

     For the fiscal year ended March 31, 2005, the management fee paid by each Fund to the Manager amounted to:

Dreyfus Premier S&P STARS Fund	$8,031,013
Dreyfus Premier S&P STARS Opportunities Fund	$99,328
Dreyfus Premier Intrinsic Value Fund	$1,452,549
Dreyfus Premier Alpha Growth Fund	$1,397,152

     Under the Sub-Advisory Agreement, the Manager has agreed to pay the Sub-Adviser a monthly sub-investment advisory fee at the annual rate of 0.25% of the value of the average daily net assets of each of Dreyfus Premier S&P STARS Fund, Dreyfus Premier Intrinsic Value Fund and Dreyfus Premier Alpha Growth Fund.

     For the fiscal year ended March 31, 2005, the Manager paid the Sub-Adviser the following amounts for sub-investment advisory services:

Dreyfus Premier S&P STARS Fund	$645,910
Dreyfus Premier Intrinsic Value Fund	$48,046
Dreyfus Premier Alpha Growth Fund	$74,066

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of each Fund's net assets increases.

     S&P License Fee. (Dreyfus Premier S&P STARS Fund and Dreyfus Premier S&P STARS Opportunities Fund only) Each of Dreyfus Premier S&P STARS Fund and Dreyfus Premier S&P STARS Opportunities Fund has agreed to pay a license fee for the use of certain of S&P's proprietary tradenames and trademarks.

     Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company, which is renewable annually.

     The Distributor compensates certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") for selling Class A shares and Class T shares subject to a contingent deferred sales charge ("CDSC"), and Class B shares and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (described below), in part, are used to defray these expenses. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees. For purchases of Class A shares and Class T shares subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. For purchases of Class B shares and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents 4% and 1%, respectively, of the net asset value of such shares purchased by their clients. With respect to Class A, Class B, Class C and Class T shares of a Fund issued as a result of the reorganization of a corresponding series of the Predecessor Fund or the exchange of shares originally issued by such series, the proceeds of any CDSC with respect to such shares and fees pursuant to the

Distribution Plan with respect to such Class B and Class C shares are payable to the Predecessor Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the series. For Class C shares, such Distribution Plan fees will be paid to the Predecessor Fund's former distributor for a period not to exceed one year from the date the series of the Predecessor Fund originally issued the shares that were exchanged for the Class C shares of the Fund.

     The amounts retained by the Distributor on the sale of Fund shares from sales loads and from CDSCs, as applicable, with respect to Class A, Class B, Class C and Class T shares, for the fiscal year ended March 31, 2005 amounted to:

Fund	Class A	Class B	Class C	Class T
Dreyfus Premier S&P STARS Fund	$6,542	$1,544,047	$15,173	$23,984
Dreyfus Premier S&P STARS Opportunities Fund	$610	$71,033	$4,471	$1,307
Dreyfus Premier Intrinsic Value Fund	$44,550	$72,706	$7,064	$3,388
Dreyfus Premier Alpha Growth Fund	$73,364	$23,890	$6,106	$22,573

     The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plan ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

     The Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of a Fund or provide other services. Such payments are in addition to any sales charges and/or 12b-1 fees paid by a Fund. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid to Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a Service Agent to recommend or sell shares of a Fund to you. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to a Fund.

     From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     Mellon Bank, N.A. (the "Custodian"), an affiliate of the Manager, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Under a custody agreement with the Company, the Custodian holds each Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Fund's assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

     General. Class A shares, Class B shares, Class C shares and Class T shares of the Funds may be purchased only by clients of certain Service Agents, including the Distributor.

Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company reserves the right to reject any purchase order.

     Class R shares are offered only to (i) bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of a Fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. Shareholders who received Class R shares of a Fund in exchange for Class Y shares of a corresponding series of the Predecessor Fund as a result of the reorganization of such series may continue to purchase Class R shares of the Fund (and any other fund in the Dreyfus Premier Family of Funds) whether or not they would otherwise be eligible to do so.

     When purchasing shares of a Fund, you must specify which Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. Please refer to the relevant Fund’s Prospectus for a further discussion of those factors.

     In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients that are different from those described in the relevant Fund's Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. As discussed under “Management Arrangements-Distributor,” Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

     The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Company reserves the right to offer shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

     Fund shares also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege as described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Fund shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of such business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     Class A Shares. The public offering price for Class A shares of a Fund is the net asset value per share of that Class plus a sales load as shown below:

Total Sales Load*—Class A Shares
			Dealers'
	As a % of offering	As a % of net asset	reallowance as a %
Amount of Transaction	price per share	value per share	of offering price

Less than $50,000	5.75	6.10	5.00
$50,000 to less than $100,000	4.50	4.70	3.75
$100,000 to less than $250,000	3.50	3.60	2.75
$250,000 to less than $500,000	2.50	2.60	2.25
$500,000 to less than
$1,000,000	2.00	2.00	1.75

$1,000,000 or more	-0-	-0-	-0-

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

     Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. See “Management

Arrangements—Distributor.”

     The scale of sales loads applies to purchases of Class shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group that has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means that result in economy of sales effort or expense.

     The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers.

     Set forth below is an example of the method of computing the offering price of each Fund's Class A shares. The example assumes a purchase of Class A shares aggregating less than $50,000, subject to the schedule of sales charges set forth above, at a price based upon the net asset value of the Fund's Class A shares as of March 31, 2005.

			Dreyfus	Dreyfus
	Dreyfus	Dreyfus	Premier	Premier S&P
	Premier	Premier	S&P	STARS
	Alpha	Intrinsic	STARS	Opportunities
	Growth Fund	Value Fund	Fund	Fund
	Class A	Class A	Class A	Class A

Net Asset Value Per Share	$19.82	$21.82	$25.57	$17.21

Per Share Sales Charge
Class A - 5.75% of offering price
(6.10% of net asset value per
share)	1.21	1.03	1.20	1.05

Per Share Offering Price to the Public	$21.03	$22.85	$26.77	$18.26

     Class B Shares. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in each Fund's Prospectus and in this SAI under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

     Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions. Shareholders who received Class B shares of a Fund as a result of the reorganization of a corresponding series of the Predecessor Fund, in exchange for Class B shares of such series purchased before December 1, 2003, are subject to different CDSC and conversion schedules. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

     Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class C Shares."

Class R Shares.	The public offering price for Class R shares is the net asset value per share of that Class.
Class T Shares.	The public offering price for Class T shares of a Fund is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load*—Class T Shares
			Dealers'
			reallowance
	As a % of	As a % of	as a % of
	offering price	net asset value	offering
Amount of Transaction	per share	per share	price
Less than $50,000	4.50	4.70	4.00
$50,000 to less than $100,000	4.00	4.20	3.50
$100,000 to less than $250,000	3.00	3.10	2.50
$250,000 to less than $500,000	2.00	2.00	1.75
$500,000 to less than $1,000,000	1.50	1.50	1.25

$1,000,000 or more	-0-	-0-	-0-

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

     Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. See “Management Arrangements-Distributor.” Because the expenses associated with Class A shares will be lower that those associated with Class T shares, purchasers investing $1,000,000 or more in a Fund will find it beneficial to purchase Class A shares rather than Class T shares.

     The scale of sales loads applies to purchases of Class T shares made by any "purchaser," as defined above for Class A shares.

     Set forth below is an example of the method of computing the offering price of Class T shares of each Fund offering Class T shares. The example assumes a purchase of Class T shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above, at a price based upon the net asset value of the Fund's Class A shares as of March 31,
2005:

Dreyfus
	Dreyfus		Premier S&P
	Premier	Dreyfus Premier	STARS
Dreyfus Premier Alpha	Intrinsic Value	S&P STARS	Opportunities
Growth Fund Class T	Fund Class T	Fund Class T	Fund Class T

Net Asset Value Per Share	$19.78	$21.81	$25.60	$17.26
Per Share Sales Charge
Class T - 4.50% of
offering price (4.70% of
net asset value per share)	0.93	1.33	1.56	0.81

Per Share Offering Price
to the Public	$20.71	$23.14	$27.16	$18.07

     Class A or Class T Shares Offered at Net Asset Value. Full-time employees of NASD member firms and full-time employees of other financial institutions that have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished the Distributor such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

     Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions that have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the

Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     Class A and Class T shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A and Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan invested all or a portion of its assets in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders Asset Management LLC ("Founders"), an indirect subsidiary of the Manager, or certain other products made available by the Distributor to such plans.

     Right of Accumulation--Class A and Class T Shares. Reduced sales loads apply to any purchase of Class A and Class T shares by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold shares of a Fund, or shares of certain other funds advised by the Manager or Founders that are subject to a front-end sales load or a CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.5% of the offering price in the case of Class A or 4.0% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange ("NYSE") are open for regular business, Fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the public offering price determined on the next business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     Class B, Class C and Class T shares are subject to a Distribution Plan, and Class A, Class B, Class C, Class T shares are subject to a Shareholder Services Plan. Class R shares are not subject to any Distribution Plan or Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") with respect to each Fund's Class B, Class C and Class T shares pursuant to which the Fund pays the Distributor for distributing such shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and the holders of its Class B, Class C and Class T shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs that holders of each Fund's Class B, Class C or Class T shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

     For the fiscal year ended March 31, 2005, the total amounts paid by the Funds to the Distributor pursuant to the Distribution Plan were as follows:

Fund	Class B	Class C	Class T
Dreyfus Premier S&P STARS Fund	$2,900,718	$2,043,955	$1,281,112
Dreyfus Premier S&P STARS Opportunities Fund	$126,095	$84,755	$47,120
Dreyfus Premier Intrinsic Value Fund	$233,419	$195,691	$114,245
Dreyfus Premier Alpha Growth Fund	$248,591	$307,497	$289,655

     Shareholder Services Plan. The Company has adopted a Shareholder Services Plan with respect to each Fund, pursuant to which each Fund pays the Distributor for the provision of certain services to the holders of each Fund's Class A, Class B, Class C, Class T shares at an annual rate of 0.25% of the value of the average daily net assets of such shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to the relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended March 31, 2005, the total amounts paid by the Funds to the Distributor pursuant to the Shareholder Services Plan were as follows:

Fund	Class A	Class B	Class C	Class T
Dreyfus Premier S&P STARS Fund	$2,581	$966,906	$681,318	$1,281,112
Dreyfus Premier S&P STARS Opportunities Fund	$348	$42,032	$28,251	$47,120
Dreyfus Premier Intrinsic Value Fund	$13,061	$77,806	$65,230	$114,245
Dreyfus Premier Alpha Growth Fund	$60,448	$82,864	$102,499	$289,655

HOW TO REDEEM SHARES

     General. Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, a Fund will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     If you hold shares of more than one Class of a Fund, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     Contingent Deferred Sales Charge--Class B Shares. A CDSC payable to the Distributor (or to the Predecessor Fund's distributor with respect to Class B shares received in exchange for Class B shares of a corresponding series of the Predecessor Fund) is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

     If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the CDSC payable to the Distributor for Class B shares, except for Class B shares of a Fund received by shareholders as a result of the reorganization of a corresponding series of the Predecessor Fund in exchange for Class B shares of such series purchased before December 1, 2003:

CDSC as a % of Amount
Year Since	Invested or Redemption
Purchase Payment	Proceeds
Was Made	(whichever is less)
First ………………………………………………	4.00
Second …………………………………………….	4.00
Third ………………………………………………	3.00
Fourth ……………………………………………	3.00
Fifth ……………………………………………….	2.00
Sixth ………………………………………………	1.00

     The following table sets forth the rates of the CDSC payable to the Predecessor Fund's former distributor for Class B shares received by shareholders as a result of the reorganization of a corresponding series of the Predecessor Fund in exchange for Class B shares of such series purchased before December 1, 2003:

CDSC as a % of Amount
Year Since	Invested or Redemption
Purchase Payment	Proceeds
Was Made	(whichever is less)
First ………………………………………………	5.00
Second …………………………………………….	4.00
Third ………………………………………………	3.00
Fourth ……………………………………………	3.00
Fifth ……………………………………………….	2.00
Sixth ………………………………………………	1.00
Seventh…………………………………………….	0.00
Eighth………………………………………………	0.00*

* Class B shares of a Fund will automatically convert into Class A shares of the same Fund at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the corresponding series of the Predecessor Fund (applies to Class B shares purchased before December 1, 2003). Class B shares acquired by exchange will convert into Class A shares of the new fund based on the date of the initial purchase of the shares of the exchanged fund.

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (or eight years for Class B shares of the Predecessor Fund purchased before December 1, 2003); and finally, of amounts representing the cost of shares held for the longest period.

     For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     Contingent Deferred Sales Charge--Class C Shares. A CDSC of 1% payable to the Distributor (or to the Predecessor Fund's distributor, with respect to Class C shares received in exchange for Class C shares of a corresponding series of the Predecessor Fund) is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

     Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived, as provided in the relevant Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time), are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when the Securities and Exchange Commission determines that trading in the markets the relevant Fund ordinarily utilizes is restricted, or that an emergency exists so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

     Fund Exchanges. Clients of certain Service Agents may purchase, in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, or shares of the same Class of certain funds advised by Founders, to the extent such shares are offered for sale in your state of residence. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.	Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, your Service Agent acting on your behalf, must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

     You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated, except for Fund shares received by shareholders as a result of the reorganization of a corresponding series of the Predecessor Fund, without regard to the time such shares were held in an Exchange Account; for Fund shares received by shareholders as a result of the reorganization of a corresponding series of the Predecessor Fund, the applicable CDSC will be calculated taking into account the time such shares were held in the Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

     To request an exchange, you, or your Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made.

     During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, or shares of the same Class of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting www.dreyfus.com. The Company reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

     Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, or shares of the same Class of certain funds advised by Founders of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that imposed a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     No CDSC with respect to Class B or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A or Class T shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A or Class T shares where the sales load is imposed concurrently with withdrawals of Class A or Class T shares generally are undesirable.

     Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

     Letter of Intent--Class A and Class T Shares. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A and Class T shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation" above) purchased by you and any related "purchaser" (as defined above) in a 13 month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

     Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter or Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and rollover IRAs), Education Savings Accounts, 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available.

     If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

Valuation of Portfolio Securities. Each Fund’s investments are valued on the basis of market quotations or official closing prices. Each Fund's portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Substantially all of a Fund's fixed-income investments (excluding short-term investments) are valued by one or more independent pricing services (the "Service") approved by the Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other fixed-income investments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain portfolio securities. Short-term investments may be carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan, and the Shareholder Services Plan, if applicable, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Fund's shares. Because of the differences in operating expenses incurred by each Class of shares of a Fund, the per share net asset value of each Class of shares of the Fund will differ.

     Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available, are not valued by the Service, or are determined by the Company not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Company calculates the Fund’s NAV), are valued at fair value as determined in good faith based on procedures approved by the Company’s Board. Fair value of investments may be determined by the Company’s Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers. Fair value of foreign equity securities may be determined with the assistance of pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by a Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund investors have no access to the Fund. Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Company’s Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management believes that each Fund has qualified for treatment as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. As a regulated investment company, a Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Fund’s prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     In general, dividends (other than capital gain dividends) paid by a Fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Fund's income consists of dividends paid by U.S. corporations and certain foreign corporations on shares that have been held by the Fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. In order to be eligible for the preferential rate, the investor in the Fund must have held his or her shares in the Fund for at least 61 days during the 121-day period commencing 60 days before the Fund shares become ex-dividend. Additional restrictions on an investor's qualification for the preferential rate may apply.

     In general, dividends (other than capital gain dividends) paid by a Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Fund must have held its shares in the Fund for at least 46 days during the 91-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by a Fund from certain forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by a Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-through entities.

     If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

     If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

     Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing a Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, a Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

     General. The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where the Manager employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

     Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity. In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

     The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution .

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) the availability of natural liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager's (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager's (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     Under the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to "round lot" amounts).

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

     To the extent that a fund invests in foreign securities, certain of a fund's transactions in those securities may not benefit from the negotiated commission rates available to a fund for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Manager

IPO Allocations. Certain funds advised by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may participate in IPOs. In deciding whether to purchase an IPO, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and targets funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs are for small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. Within each product group and capitalization category, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), when consistent with client guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of “hot” IPOs, where the Manager (and if applicable, a sub-adviser or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably across participating product groups. “Hot” IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation across product groups will be based on the percentage of total assets under management of the product to the total assets under management of all product groups participating. Within each product, shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation determined by each product group based on trading, custody, and other associated costs. International hot IPOs may not be allocated on a pro rata basis due transaction costs, market liquidity and other factors unique to international markets.

Soft Dollars. Subject to the policy of seeking the best combination of price and execution, a fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called “soft dollar” arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in performing investment decision-making responsibilities fall within the safe harbor.

The services and products provided under these arrangements permit the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following: fundamental research reports (which may discuss, among other thing, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news, technical and portfolio analyses, economic forecasting and interest rate projections, and historical information on securities and companies. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) also may defray the costs of certain computer and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may have both a research function and a non-research administrative function (a "mixed use"). If the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) determines that any research product or service has a mixed use, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in hard dollars. Any such allocation may create a conflict of interest for the Manager (and where applicable, a sub-adviser or Dreyfus affiliate).

Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. The affiliated entity effects trades for funds managed by these dual employees. Because those funds may benefit from the research products and services the affiliated entity receives from brokers, commissions generated by those funds may be used to help pay for research products and services used by the affiliated entity.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to compensate the selected brokerage firm for research provided. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in providing investment advice to any of the funds or clients it advises. Likewise, information made available to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

     Brokerage Commissions. The Company contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) or their affiliates. The Company's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) are reasonable and fair.

      For the fiscal year ended March 31, 2005, the Funds paid the below total brokerage commissions, none of which was paid to the Distributor. The amounts for brokerage commissions does not include gross spreads and concessions on principal transactions which where determinable for the same period, none of which was paid to the Distributor.

~~Banc of America Securities LLC~~	~~$27,783,000~~

~~Lehman Brothers Inc.~~	~~$27,306,000~~

~~Dreyfus Premier S&P STARS Opportunities Fund~~

~~Lehman Brothers Inc.~~	~~$942,000~~

~~Dreyfus Premier Intrinsic Value Fund~~

~~J.P. Morgan Chase & Co.~~	~~$5,481,000~~

~~Morgan Stanley~~	~~$3,446,000~~

~~Banc of America Securities LLC~~	~~$9,177,000~~

~~Merill Lynch, Pierce, Fenner & Smith Inc.~~	~~$3,396,000~~

~~Dreyfus Premier Alpha Growth Fund~~

Fund	Brokerage
	Commissions Paid	Concessions
Dreyfus Premier S&P STARS Fund	$6,522,910	$167,590
Dreyfus Premier S&P STARS Opportunities Fund	185,641	11,263
Dreyfus Premier Intrinsic Value Fund	371,605	0
Dreyfus Premier Alpha Growth Fund	395,180	0

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The Board of each fund in the Dreyfus Family of Funds has delegated to the Manager the authority to vote proxies of companies held in the fund's portfolio. The Manager, through its participation on the Mellon Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

     The Manager recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Manager seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

     All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or the Manager's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

     When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

     On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

     With respect to funds having principal investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the fund’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth by the MPPC.

     In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

     Information regarding how the Manager voted proxies for a Fund is available on the Dreyfus Family of Funds’ website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov on the Fund’s Form N-PX filed with the SEC.

INFORMATION ABOUT THE COMPANY AND FUNDS

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

     The Company is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Massachusetts business trust. However, the Fund's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Company's outstanding voting shares entitled to vote thereon. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

     To date, the Board has authorized the creation of five series of shares. All consideration received by the Company for shares of a series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a series will be treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

     Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus

Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, the Company may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund. If an exchange request is refused, the Company will take no other action with respect to the Fund shares until it receives further instructions from the investor. While the Company will take reasonable steps to prevent excessive short term trading deemed to be harmful to a Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

     The Company will send annual and semi-annual financial statements to all its shareholders.

     The STARS Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the STARS Funds or any member of the public regarding the advisability of investing in securities generally or in either STARS Fund particularly or the ability of the S&P 500 Index or S&P Midcap 400 Index to track general stock market performance. S&P's only relationship to the STARS Funds is the licensing of certain trademarks and trade names of S&P. S&P has no obligation to take the needs of the STARS Funds or their owners into consideration in determining, composing, or calculating STARS rankings. S&P is not responsible for and has not participated in the determination of the prices and amount of the STARS Funds or the timing of the issuance or sale of the STARS Funds or in the calculation of the equation by which either STARS Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the STARS Funds.

     S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE STARS FUNDS, OWNERS OF THE STARS FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF STARS. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO STARS. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     The following persons are known by the Company to own of record 5% or more of a Fund’s outstanding voting securities as of July 15, 2005. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Dreyfus Premier Alpha Growth Fund (Class A):

Charles Schwab & Co Inc.	59.87%
101 Montgomery St.
San Francisco, CA 94104-4122

Linsco/Private Ledger Corp.	6.39%
9785 Town Center Drive
San Diego, CA 92121-1968

Dreyfus Premier Alpha Growth Fund (Class B):

Pershing LLC	15.20%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

National Financial Services Corp.	11.02%
For the Benefit of Its Customers
82 Devonshire St. G10G
Boston, MA 02109-3605

Bear Stearns Asset Management Inc.	9.28%
Attn: Mutual Fund Department
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

American Enterprise Investment	8.69%
PO Box 9446
Minneapolis, MN 55440-9446

First Clearing, LLC	6.20%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

A.G. Edwards & Sons, Inc.	5.60%
P.O. Box 795068
St. Louis, MO 63179-0795

Dreyfus Premier Alpha Growth Fund (Class C):

Bear Stearns Asset Management Inc.	20.57%
Attn: Mutual Fund Department
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

Merrill Lynch	10.89%
4800 Deer Lake Drive East
3 rd Floor
Jacksonville, FL 32246-6484

Pershing LLC	9.91%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor

Jersey City, NJ 07303-2052

Robert W. Baird & Co	7.66%
777 East Wisconsin Avenue
Milwaukee, WI 53202-5300

A.G. Edwards & Sons, Inc.	5.01%
P.O. Box 795068
St. Louis, MO 63179-0795

Dreyfus Premier Alpha Growth Fund (Class R):

Pershing LLC	89.54%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

Wachovia Bank FBO	7.08%
Various Retirement Plans
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

Dreyfus Premier Alpha Growth Fund (Class T):

Charles Schwab & Co Inc.	24.75%
101 Montgomery St.
San Francisco, CA 94104-4122

The Bear Stearns Co., Inc.	14.38%
Cash or Defined Compensation Plan
Custodial Trust Co.
115 S. Jefferson Rd.
Whippany, NJ 07981-1029

Pershing LLC	8.25%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

Bear Stearns Asset Management Inc.	7.09%
Attn: Mutual Fund Department
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

Dreyfus Premier Intrinsic Value Fund (Class A):

Birmingham Spring Service, Inc.	31.49%
2017 2 nd Avenue S
Birmingham, AL 35233-2193

Pershing LLC	18.49%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

Bear Stearns Asset Management Inc.	10.31%
Attn: Mutual Fund Department
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

Charles Schwab & Co Inc.	7.38%
101 Montgomery St.
San Francisco, CA 94104-4122

Dreyfus Premier Intrinsic Value Fund (Class B):

A.G. Edwards & Sons, Inc.	15.91%
P.O. Box 795068
St. Louis, MO 63179-0795

Bear Stearns Asset Management Inc.	10.37%
Attn: Mutual Fund Department
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

First Clearing, LLC	10.33%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Pershing LLC	6.87%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

Dreyfus Premier Intrinsic Value Fund (Class C):

Bear Stearns Asset Management Inc.	36.72%
Attn: Mutual Fund Department
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

A.G. Edwards & Sons, Inc.	10.76%
P.O. Box 795068
St. Louis, MO 63179-0795

Pershing LLC	5.89%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

First Clearing, LLC	5.34%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Dreyfus Premier Intrinsic Value Fund (Class R):

The Bear Stearns Co., Inc.	36.62%
Cash or Defined Compensation Plan
Custodial Trust Co.
115 S. Jefferson Rd.
Whippany, NJ 07981-1029

National Financial Services	33.78%
For the Benefit of Its Customers
82 Devonshire Street, G10G
Boston, MA 02109-3605

The Bear Stearns Co., Inc.	14.05%
FBO Profit Sharing Plan
115 S. Jefferson Rd.
Whippany, NJ 07981-1029

Bear Stearns Asset Management Inc.	6.85%
Attn: Mutual Fund Department
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

American Postal Workers Qualified Retirement Plan	5.38%
1300 L. Street
Washington, D.C. 20005-4107

Dreyfus Premier Intrinsic Value Fund (Class T):

Bear Stearns Asset Management Inc.	24.78%
Attn: Mutual Fund Department
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

Pershing LLC	9.98%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

A.G. Edwards & Sons, Inc.	9.42%
P.O. Box 795068
St. Louis, MO 63179-0795

Charles Schwab & Co Inc.	5.40%
101 Montgomery St.
San Francisco, CA 94104-4122

First Clearing, LLC	5.36%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Dreyfus Premier S&P STARS Fund (Class A):

Linsco/Private Ledger Corp.	44.12%
9785 Town Center Drive
San Diego, CA 92121-1968

First Clearing, LLC	16.54%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Citigroup Global Markets, Inc.	9.13%
333 West 34 th Street, 3 rd Floor
New York, NY 10001-2402

Charles Schwab & Co Inc.	7.17%
101 Montgomery St.
San Francisco, CA 94104-4122

Dreyfus Premier S&P STARS Fund (Class B):

A.G. Edwards & Sons, Inc.	15.85%
P.O. Box 795068
St. Louis, MO 63179-0795

First Clearing, LLC	12.32%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Bear Stearns Asset Management Inc.	7.42%
Attn: Mutual Fund Department

1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

Pershing LLC	7.32%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

Dreyfus Premier S&P STARS Fund (Class C):

Bear Stearns Asset Management Inc.	18.74%
Attn: Mutual Fund Department
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

A.G. Edwards & Sons, Inc.	17.25%
P.O. Box 795068
St. Louis, MO 63179-0795

First Clearing, LLC	10.33%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Pershing LLC	7.5376%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

Dreyfus Premier S&P STARS Fund (Class R):

Custodial Trust Company	48.98%
101 Carnegie Ctr.
Princeton, NJ 08540-6231
The Northern Trust Co.	28.55%
Trust The McGraw Hill Co Savings
PO Box 92994
Chicago, IL 60675-2994

The Bear Stearns Co Inc.	13.21%
FBO Profit Sharing Plan
115 S. Jefferson Road
Whippany, NJ 07981-1048

Bear Stearns Asset Management Inc.	8.05%
Attn: Mutual Fund Department
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

Dreyfus Premier S&P STARS Fund (Class R):

A.G. Edwards & Sons, Inc.	14.07%
P.O. Box 795068
St. Louis, MO 63179-0795

Bear Stearns Asset Management Inc.	13.58%
Attn: Mutual Fund Department
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

First Clearing, LLC	7.19%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Pershing LLC	6.93%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

National Investor Services Corp.	5.53%
55 Water Street
32 nd Floor
New York, NY 10041-3299

Dreyfus Premier S&P STARS Opportunities Fund (Class A):

National Financial Services	13.44%
82 Devonshire Street, G10G
Boston, MA 02109-3605

Linsco/Private Ledger Corp.	13.12%
9785 Town Center Drive
San Diego, CA 92121-1968
Merrill Lynch, Pierce, Fenner & Smith	10.64%
For the Sole Benefit of Its Customers
Attn: Fund Administrator
4800 Deer Lake Drive East, 3 rd Floor
Jacksonville, FL 32246-6484

National Investor Services Corp.	10.28%
55 Water Street
32 nd Floor
New York, NY 10041-3299

Pershing LLC	10.23%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

FISERV Securities, Inc.	8.15%
For the Benefit of Its Customers
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA 19103-7008

American Enterprise Investment	6.51%
PO Box 9446
Minneapolis, MN 55440-9446

Dreyfus Premier S&P STARS Opportunities Fund (Class B):

Bear Stearns Asset Management Inc.	17.76%
Attn: Mutual Fund Department
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

Pershing LLC	9.71%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

A.G. Edwards & Sons, Inc.	9.61%
P.O. Box 795068
St. Louis, MO 63179-0795

First Clearing, LLC	9.22%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

National Financial Services	7.12%
82 Devonshire Street, G10G
Boston, MA 02109-3605

Dreyfus Premier S&P STARS Opportunities Fund (Class C):

Bear Stearns Asset Management Inc.	19.90%
Attn: Mutual Fund Department
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

Pershing LLC	17.94%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

A.G. Edwards & Sons, Inc.	12.60%
P.O. Box 795068
St. Louis, MO 63179-0795

Dreyfus Premier S&P STARS Opportunities Fund (Class R):

Bear Stearns Asset Management Inc.	6.9% (Class B)
Attn: Mutual Fund Department	5.8% (Class T)
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

Pershing LLC
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

MCB Trust Services as Agent For	12.75%
Frontier Trust Co as Trustee
Corrugating Roll Corporation 401(k)
PO Box 10699
Fargo, ND 58106-0699

Dreyfus Premier S&P STARS Opportunities Fund (Class T):

Bear Stearns Asset Management Inc.	19.62%
Attn: Mutual Fund Department
1 Metrotech Center North, 4 th Floor
Brooklyn, NY 11201-3870

A.G. Edwards & Sons, Inc.	12.15%
P.O. Box 795068
St. Louis, MO 63179-0795

Pershing LLC	10.11%
Pershing Division-Transfer Department
P.O. Box 2052, 7th Floor
Jersey City, NJ 07303-2052

First Clearing, LLC	6.51%
10750 Wheat First Drive
Glen Allen, VA 23060-9245

National Financial Services	5.06%
82 Devonshire Street, G10G
Boston, MA 02109-3605

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, serves as independent auditors of the Funds.

APPENDIX

RATING CATEGORIES

     Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):

S&P Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1

A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'